NScore Series of Variable Annuities

National Security Life and Annuity Company

National Security Variable Account N

Supplement dated October 16, 2019

to the Prospectuses dated May 1, 2019

The following supplements the prospectuses dated May 1, 2019, as previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference.

Effective November 4, 2019, the Lazard Retirement Series, Inc. Lazard Retirement US Equity Select Portfolio (“Portfolio”) will close to new investors and will close to all investors on December 26, 2019. On or about December 27, 2019, the Portfolio will liquidate. Upon liquidation, your investment in the Portfolio will be transferred into the Fidelity® VIP Government Money Market Portfolio. Any future allocation, dollar cost averaging or rebalancing instructions on your contract that are impacted will be updated automatically.

If you have a rider with investment restrictions for which the Portfolio is an available investment option, we will not treat the transfer due to the liquidation or the resulting allocation as violations of the investment restrictions. However, if you wish to make additional purchase payments or transfer requests in the future, you must comply with the investment restrictions in effect at the time of the purchase payment or transfer request.

You may change investment allocations at any time by contacting customer service at 877.446.6020.

1